UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

                         April 22, 2010 (April 16, 2010)
                Date of Report (Date of earliest event reported)


                              Topaz Resources, Inc.
             (Exact name of Registrant as specified in its charter)

             Florida                       333-158721             26-4090511
  (State or other Jurisdiction            (Commission           (IRS Employer
of Incorporation or organization)         File Number)             I.D. No.)

                           1012 North Masch Branch Rd.
                                  P.O. Box 2057
                            Denton, Texas 76207-2057
                                Tel: 940-243-7744
       (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant's executive offices)


                             Kids Germ Defense Corp
          (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS

Effective April 16th, 2010, the Company's name has changed from Kids Germ Defense Corp. to Topaz Resources, Inc. and the Company's quotation symbol on the Over-the-Counter Bulletin Board has changed from KGRM to TOPZ.

Also effective as of the same date, is the forward stock split of the Company's authorized and issued and outstanding shares of common stock on a one (1) old for seven (7) new basis, such that its authorized capital has increased from 100,000,000 shares of common stock with a par value of $0.0001 to 700,000,000 shares of common stock with a par value of $0.0001 and, correspondingly, its issued and outstanding shares of common stock have increased from 11,900,000 shares of common stock to 83,300,000 shares of common stock.

                                   SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Topaz Resources, Inc.


Dated: April 22, 2010                          /s/ Edward J. Munden
                                               ---------------------------------
                                               Edward J. Munden
                                               President



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